THE ALGER FUNDS II

Supplement dated June 29, 2018 to the

Statement of Additional Information

dated March 1, 2018

The section “Securities Owned by the Portfolio Managers” in the statement of additional information is hereby deleted and replaced with the following.

Securities Owned by the Portfolio Managers

The following table shows each current portfolio manager’s beneficial interest as of May 31, 2018, by dollar range, in the shares of the Fund. The ranges are as follows: A = none; B = $1  — $10,000; C = $10,001  — $50,000; D = $50,001  — $100,000; E = $100,001  — $500,000; F = $500,001  —$1,000,000; G = over $1,000,000.

	Fund	Range
Gregory Adams	Dynamic Fund	E*
	Responsible Fund	D*
Joshua D. Bennett	Dynamic Fund	C
Daniel J. Brazeau	Dynamic Fund	C
Dan C. Chung	Dynamic Fund	E
Ankur Crawford	Spectra Fund	E*
H. George Dai	Dynamic Fund	C
Patrick Kelly	Spectra Fund	G*
Deborah Vélez Medenica	Emerging Fund	E*

*  A portion of these amounts represents vested or unvested shares held in various qualified and non-qualified deferred compensation plans sponsored by the Manager in which the portfolio manager participates. Information provided is based on current valuations of portfolio manager ownership in such plans where obtainable or on initial values (which may increase or decrease) where current valuations are not timely available.

S-SAI II 62918